UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.
On July 1, 2025, Southern Indiana Gas and Electric Company (“SIGECO”), a wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), and certain institutional investors in the private placement market (“Purchasers”) entered into a Bond Purchase Agreement (“Bond Purchase Agreement”), under which SIGECO agreed to sell, and each Purchaser agreed to severally purchase (i) on July 1, 2025, $100,000,000 5.09% First Mortgage Bonds, Series 2025B, Tranche A due 2031 (the “Series 2025B Tranche A Bonds”) and $105,000,000 5.52% First Mortgage Bonds, Series 2025B, Tranche B due 2035 (the “Series 2025B Tranche B Bonds” and together with the Series 2025B Tranche A Bonds, the “Series 2025B Bonds”), and (ii) on October 1, 2025, or such sooner date, as may be selected by SIGECO upon not less than five business days’ advance notice, $45,000,000 5.77% First Mortgage Bonds, Series 2025C, Tranche A due 2040 (the “Series 2025C Tranche A Bonds”) and $100,000,000 6.18% First Mortgage Bonds, Series 2025C, Tranche B due 2055 (the “Series 2025C Tranche B Bonds”, and together with the Series 2025 C Tranche A Bonds, the “Series 2025 C Bonds”, and together with the Series 2025B Bonds, the “Bonds”) in the series and tranche as set forth in the Bond Purchase Agreement. The Series 2025B Bonds are issued under and entitled to the benefits of and secured by the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023 (as previously supplemented, the “Amended and Restated Mortgage Indenture”) between SIGECO and Deutsche Bank Trust Company Americas (the “Trustee”), as further supplemented by the Fifth Supplemental Indenture dated as of July 1, 2025 (the “Fifth Supplemental Indenture”), between SIGECO and the Trustee relating to the Series 2025B Bonds. The Series 2025C Bonds will be issued under the Amended and Restated Mortgage Indenture, as to be supplemented by a Sixth Supplemental Indenture, to be dated as of the date of issuance of such Series 2025C Bonds, the form of which is included herein as Exhibit 4.3 (the “Sixth Supplemental Indenture”), between SIGECO and the Trustee relating to the Series 2025C Bonds (the Amended and Restated Mortgage Indenture, as further supplemented by the Fifth Supplemental Indenture and Sixth Supplemental Indenture is referred to as the “Indenture”). Accordingly, the Bonds will be secured ratably with SIGECO’s first mortgage bonds currently outstanding and those that may be issued in the future by the collateral pledged to secure such bonds.
The proceeds of the Bonds will be used for general corporate purposes, including repaying short-term debt, refunding long-term debt at maturity or otherwise, and funding capital expenditures. Until the net proceeds from the sale of the Bonds have been used, SIGECO may invest them temporarily in interest-bearing obligations, including investments in the Company’s money pool.
Interest will accrue on the Series 2025B Tranche A Bonds at 5.09% per annum and will be payable on February 2 and August 2 of each year, beginning on February 2, 2026 and continue until the maturity date of February 2, 2031, or earlier prepayment. Interest will accrue on the Series 2024B Tranche B Bonds at 5.52% per annum and will be payable on January 2 and July 2 of each year, beginning on January 2, 2026 and continue until the maturity date of July 2, 2035, or earlier prepayment. Interest will not accrue on the Series 2025C Bonds until such 2025C Bonds are issued by SIGECO pursuant to the Bond Purchase Agreement and the Sixth Supplemental Indenture. Once issued, interest will accrue on the Series 2025C Tranche A Bonds at 5.77% per annum and will be payable on April 1 and October 1 of each year, beginning on April 1, 2026 and continue until the maturity date of July 2, 2040, or earlier prepayment. Once issued, interest will accrue on the Series 2025C Tranche B Bonds at 6.18% per annum and will be payable on April 1 and October 1 of each year, beginning on April 1, 2026 and continue until the maturity date of July 2, 2055, or earlier prepayment. SIGECO may prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% in aggregate principal amount of the Bonds or tranche of the Bonds then outstanding in the case of a partial prepayment, at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The Bonds will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or under the securities laws of any jurisdiction. The Bonds will be subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.
The Bond Purchase Agreement contains customary representations and warranties of SIGECO and the Purchasers, respectively. A “completed default” under the Amended and Restated Mortgage Indenture constitutes an event of default under the Bond Purchase Agreement. The remedies available to the Trustee upon the occurrence and continuance of a completed default are included in the Indenture.

Deutsche Bank Trust Company Americas and its affiliates have performed other trust, bank and advisory services for the Company, SIGECO and their affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and SIGECO and their affiliates in the ordinary course of their businesses.
The above descriptions of the Amended and Restated Mortgage Indenture, the Fifth Supplemental Indenture, the form of the Sixth Supplemental Indenture and the Bond Purchase Agreement are not complete and are qualified in their entirety by reference to the entire Amended and Restated Mortgage Indenture, Fifth Supplemental Indenture, together with the forms of the Series 2025B Bonds included therein, the form of the Sixth Supplemental Indenture, together with the forms of the Series 2025C Bonds included therein, and the Bond Purchase Agreement attached hereto as Exhibits 4.1, 4.2, 4.3 and 10.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

    The exhibits listed below are filed herewith.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1
Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K of the Company filed on February 1, 2023).

4.2	Fifth Supplemental Indenture dated as of July 1, 2025, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee.
4.3
Form of the Sixth Supplemental Indenture to be dated as of October 1, 2025 or such earlier time as SIGECO may select, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee.

10.1	Bond Purchase Agreement dated July 1, 2025 among Southern Indiana Gas and Electric Company and the purchasers listed on Schedule B thereto.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 1, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer